Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS SECOND QUARTER RESULTS

ANNAPOLIS, MD, July 30, 2015 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended June 30, 2015.

HIGHLIGHTS

•	RevPAR: 7.0% pro forma increase for the 22-hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA Margin: 140 basis point pro forma increase to 36.4% for the 22-hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA: $59.4 million.

•	Adjusted Corporate EBITDA: $54.9 million.

•	Adjusted FFO: $39.8 million or $0.68 per diluted common share.

•	Acquisition: Acquired the 182-room Ace Hotel and Theater Downtown Los Angeles for a purchase price of $103.0 million.

•	Dividend: Increased third quarter 2015 dividend by 14% to $0.40 per common share (5.1% annualized yield based on the closing price of the Trust’s common shares on July 29, 2015).

“We are pleased with our second quarter results, which exceeded the high end of our outlook range and were driven by both strong revenue growth and margin improvement for our hotel portfolio,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.
Mr. Francis continued, “Our hotel portfolio today is in excellent shape and poised to outperform the industry the remainder of the year and into 2016 with the guestroom renovation projects undertaken this year now complete and coupled with the comprehensive repositionings completed in 2014. We also continue to be pleased with the initial results at our two recent acquisitions, the Royal Palm and the Ace Hotel and Theater, which further give us confidence to increase our quarterly common share dividend by 14%.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and six months ended June 30, 2015 and 2014 (in millions, except share and per share amounts):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Total revenue	$162.1	$128.9	$271.4	$223.6

Net income available to common shareholders	$21.6	$18.8	$20.8	$18.6
Net income per diluted common share	$0.36	$0.38	$0.36	$0.37

Adjusted Hotel EBITDA	$59.4	$47.1	$84.7	$69.0

Adjusted Corporate EBITDA	$54.9	$43.2	$75.6	$61.2

AFFO available to common shareholders	$39.8	$31.2	$54.2	$43.5
AFFO per diluted common share	$0.68	$0.64	$0.95	$0.89

Weighted-average number of diluted common shares outstanding	58,956,483	48,977,876	56,783,872	48,969,761

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of June 30, 2015, the Trust owned 22 hotels. Since two of its hotels owned as of June 30, 2015 were acquired during 2015 and another one was acquired in October 2014, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three and six months ended June 30, 2015 and 2014.
Included in the following table are comparisons of the key operating metrics for the 22-hotel portfolio for the three and six months ended June 30, 2015 and 2014 (in thousands, except for ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three months ended June 30,			Six months ended June 30,
	2015(1)	2014(1)	Change	2015(1)	2014(1)	Change
Pro forma Occupancy	86.0%	84.5%	150 bps	79.1%	79.5%	(40) bps
Pro forma ADR	$237.11	$225.64	5.1%	$227.03	$213.48	6.3%
Pro forma RevPAR	$203.99	$190.65	7.0%	$179.52	$169.74	5.8%

Pro forma Adjusted Hotel EBITDA	$59,875	$54,391	10.1%	$91,543	$84,456	8.4%
Pro forma Adjusted Hotel EBITDA Margin	36.4%	35.0%	140 bps	31.4%	30.5%	90 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.
Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
ACQUISITION ACTIVITY
On April 30, 2015, the Trust acquired the 182-room Ace Hotel and Theater Downtown Los Angeles located in Los Angeles, California for $101.7 million, including acquired working capital. The Trust entered into a management agreement with Ace Hotel Group to continue managing the hotel.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program during 2015.
DIVIDENDS
On April 15, 2015, the Trust paid dividends in the amounts of $0.35 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of March 31, 2015. On May 20, 2015, the Trust declared dividends in the amounts of $0.35 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of June 30, 2015. Both dividends were paid on July 15, 2015.
On July 30, 2015, the Trust declared dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of September 30, 2015. The dividends will be paid on October 15, 2015.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

2015 OUTLOOK
The Trust is updating its 2015 outlook to incorporate its second quarter results and recent operating trends and fundamentals. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Third Quarter 2015	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$25.3	$27.4
Net income per diluted common share	$0.43	$0.46

Adjusted Corporate EBITDA	$54.7	$57.0

AFFO available to common shareholders	$43.2	$45.2
AFFO per diluted common share	$0.73	$0.77

Corporate cash general and administrative expense	$2.2	$2.4
Corporate non-cash general and administrative expense	$2.0	$2.0

Weighted-average number of diluted common shares outstanding	59.0	59.0

22-HOTEL PORTFOLIO:

RevPAR	$207.00	$211.00
Pro forma RevPAR increase over 2014(1)	6.5%	8.5%
Adjusted Hotel EBITDA	$58.9	$61.4
Adjusted Hotel EBITDA Margin	35.8%	36.6%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	175 bps	250 bps

_____________

(1)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2015	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$61.7	$66.9	$63.2	$68.9
Net income per diluted common share	$1.07	$1.15	$1.09	$1.19

Adjusted Corporate EBITDA	$175.9	$181.6	$174.9	$181.2

AFFO available to common shareholders	$131.2	$136.4	$130.3	$136.0
AFFO per diluted common share	$2.27	$2.35	$2.25	$2.35

Corporate cash general and administrative expense	$9.8	$10.3	$9.8	$10.3
Corporate non-cash general and administrative expense	$7.6	$7.6	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	57.9	57.9	58.0	58.0

22-HOTEL PORTFOLIO:

Pro forma RevPAR	$187.00	$191.00	$187.00	$191.00
Pro forma RevPAR increase over 2014(1)	6.5%	8.5%	6.5%	8.5%
Pro forma Adjusted Hotel EBITDA	$200.2	$206.4	$199.3	$206.0
Pro forma Adjusted Hotel EBITDA Margin	32.8%	33.3%	32.7%	33.2%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	140 bps	190 bps	125 bps	175 bps

___________

(1)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, July 30, 2015 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 78949780. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on August 6, 2015. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 78949780. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
INSTITUTIONAL INVESTOR AND SECURITY ANALYST CONFERENCE
The Trust will host property tours of its San Francisco hotels on Monday, September 28, 2015 and hold its Institutional Investor and Security Analyst Conference on Tuesday, September 29, 2015 in San Francisco, California. The investor conference will be held on Tuesday, September 29, 2015 from 12:30 p.m. – 2:00 p.m. Pacific Time.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s third quarter and full year 2015 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of July 30, 2015, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Property and equipment, net	$1,951,880	$1,580,427
Intangible assets, net	36,703	36,992
Cash and cash equivalents	47,914	29,326
Restricted cash	38,546	43,387
Accounts receivable, net	28,233	13,102
Prepaid expenses and other assets	19,913	10,637
Deferred financing costs, net	7,427	6,064
Total assets	$2,130,616	$1,719,935

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$806,514	$551,723
Accounts payable and accrued expenses	64,440	53,442
Other liabilities	43,562	32,788
Total liabilities	914,516	637,953

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 59,664,367 shares and 54,818,064 shares issued and outstanding, respectively	597	548
Additional paid-in capital	1,294,103	1,138,391
Cumulative dividends in excess of net income	(78,015)	(57,007)
Accumulated other comprehensive loss	(635)	—
Total shareholders’ equity	1,216,100	1,081,982
Total liabilities and shareholders’ equity	$2,130,616	$1,719,935

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.82	2.65
Leverage ratio(1)	34.6%	31.1%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
REVENUE
Rooms	$122,966	$98,118	$204,560	$168,957
Food and beverage	33,014	26,063	56,412	46,331
Other	6,165	4,684	10,463	8,351
Total revenue	162,145	128,865	271,435	223,639

EXPENSES
Hotel operating expenses:
Rooms	26,144	21,326	47,244	39,945
Food and beverage	23,495	18,730	41,961	34,940
Other direct	1,906	1,998	3,239	3,779
Indirect	51,024	39,633	94,029	75,782
Total hotel operating expenses	102,569	81,687	186,473	154,446
Depreciation and amortization	17,929	12,524	32,856	25,022
Air rights contract amortization	130	130	260	260
Corporate general and administrative	4,498	3,891	9,075	7,811
Hotel acquisition costs	466	—	835	—
Total operating expenses	125,592	98,232	229,499	187,539

Operating income	36,553	30,633	41,936	36,100

Interest expense	(8,168)	(6,828)	(15,347)	(13,514)

Income before income taxes	28,385	23,805	26,589	22,586

Income tax benefit (expense)	(4,340)	(2,556)	(992)	841

Net income	24,045	21,249	25,597	23,427

Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Net income available to common shareholders	$21,623	$18,827	$20,753	$18,583

Net income per common share:
Basic	$0.37	$0.38	$0.36	$0.37
Diluted	$0.36	$0.38	$0.36	$0.37

Weighted-average number of common shares outstanding:
Basic	58,544,392	48,977,876	56,373,504	48,969,761
Diluted	58,956,483	48,977,876	56,783,872	48,969,761

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net income	$25,597	$23,427
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,856	25,022
Air rights contract amortization	260	260
Deferred financing costs amortization	939	1,446
Share-based compensation	3,743	2,819
Other	(392)	(282)
Changes in assets and liabilities:
Accounts receivable, net	(13,309)	(8,112)
Prepaid expenses and other assets	(6,584)	(2,769)
Accounts payable and accrued expenses	6,403	5,078
Other liabilities	5,981	(14)
Net cash provided by operating activities	55,494	46,875

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	(255,249)	—
Improvements and additions to hotels	(24,361)	(43,431)
Change in restricted cash	4,841	(2,078)
Net cash used in investing activities	(274,769)	(45,509)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	153,962	—
Payment of offering costs related to sale of common shares	(254)	—
Borrowings under revolving credit facility	310,000	50,000
Repayments under revolving credit facility	(175,000)	—
Scheduled principal payments on mortgage debt	(5,103)	(4,889)
Payment of deferred financing costs	(2,302)	(123)
Deposits on loan applications	—	(2,115)
Payment of dividends to common shareholders	(36,906)	(27,631)
Payment of dividends to preferred shareholders	(4,844)	(4,844)
Repurchase of common shares	(1,690)	(430)
Net cash provided by financing activities	237,863	9,968
Net increase in cash	18,588	11,334
Cash and cash equivalents, beginning of period	29,326	28,713
Cash and cash equivalents, end of period	$47,914	$40,047

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income	$24,045	$21,249	$25,597	$23,427
Add: Interest expense	8,168	6,828	15,347	13,514
Income tax expense (benefit)	4,340	2,556	992	(841)
Depreciation and amortization	17,929	12,524	32,856	25,022
Air rights contract amortization	130	130	260	260
Corporate general and administrative	4,498	3,891	9,075	7,811
Hotel acquisition costs	466	—	835	—
Hotel EBITDA	59,576	47,178	84,962	69,193

Less: Non-cash amortization(1)	(180)	(74)	(261)	(149)
Adjusted Hotel EBITDA	59,396	47,104	84,701	69,044

Add: Prior owner Hotel EBITDA(2)	479	7,928	6,842	16,755
Less: Hotel EBITDA of hotel sold(3)	—	(641)	—	(1,343)
Pro forma Adjusted Hotel EBITDA	$59,875	$54,391	$91,543	$84,456

Total revenue	$162,145	$128,865	$271,435	$223,639
Add: Prior owner total revenue(2)	2,242	28,198	20,286	56,531
Less: Total revenue of hotel sold(3)	—	(1,614)	—	(3,363)
Pro forma total revenue	$164,387	$155,449	$291,721	$276,807

Pro forma Adjusted Hotel EBITDA Margin	36.4%	35.0%	31.4%	30.5%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

(3)	Reflects results of operations for the Courtyard Anaheim at Disneyland Resort which was sold on September 30, 2014.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income	$24,045	$21,249	$25,597	$23,427
Add: Interest expense	8,168	6,828	15,347	13,514
Income tax expense (benefit)	4,340	2,556	992	(841)
Depreciation and amortization	17,929	12,524	32,856	25,022
Corporate EBITDA	54,482	43,157	74,792	61,122

Add: Hotel acquisition costs	466	—	835	—
Less: Non-cash amortization(1)	(50)	56	(1)	111
Adjusted Corporate EBITDA	$54,898	$43,213	$75,626	$61,233
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and six months ended June 30, 2015 and 2014:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income	$24,045	$21,249	$25,597	$23,427
Add: Depreciation and amortization	17,929	12,524	32,856	25,022
FFO	41,974	33,773	58,453	48,449

Less: Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Dividends declared on unvested time-based awards	(136)	(128)	(273)	(257)
Undistributed earnings allocated to unvested time-based awards	(7)	(35)	—	—
FFO available to common shareholders	39,409	31,188	53,336	43,348

Add: Hotel acquisition costs	466	—	835	—
Less: Non-cash amortization(1)	(50)	56	(1)	111
AFFO available to common shareholders	$39,825	$31,244	$54,170	$43,459

FFO per common share:
Basic	$0.67	$0.64	$0.95	$0.89
Diluted	$0.67	$0.64	$0.94	$0.89

AFFO per common share:
Basic	$0.68	$0.64	$0.96	$0.89
Diluted	$0.68	$0.64	$0.95	$0.89
___________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,930	$29,980	$71,970	$77,120
Add: Interest expense	8,320	8,320	31,950	31,950
Income tax expense	650	850	2,500	3,000
Depreciation and amortization	17,840	17,840	68,710	68,710
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,180	4,380	17,390	17,890
Hotel acquisition costs	—	—	830	830
Hotel EBITDA	59,050	61,500	193,870	200,020

Less: Non-cash amortization(1)	(150)	(150)	(570)	(570)
Adjusted Hotel EBITDA	58,900	61,350	193,300	199,450

Add: Prior owner Hotel EBITDA(2)	—	—	6,900	6,900
Pro forma Adjusted Hotel EBITDA	$58,900	$61,350	$200,200	$206,350

Total revenue	$164,400	$167,700	$589,500	$598,900
Add: Prior owner total revenue(2)	—	—	20,300	20,300
Pro forma total revenue	$164,400	$167,700	$609,800	$619,200

Pro forma Adjusted Hotel EBITDA Margin	35.8%	36.6%	32.8%	33.3%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,930	$29,980	$71,970	$77,120
Add: Interest expense	8,320	8,320	31,950	31,950
Income tax expense	650	850	2,500	3,000
Depreciation and amortization	17,840	17,840	68,710	68,710
Corporate EBITDA	54,740	56,990	175,130	180,780

Add: Hotel acquisition costs	—	—	830	830
Less: Non-cash amortization(1)	(20)	(20)	(50)	(50)
Adjusted Corporate EBITDA	$54,720	$56,970	$175,910	$181,560

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,930	$29,980	$71,970	$77,120
Add: Depreciation and amortization	17,840	17,840	68,710	68,710
FFO	45,770	47,820	140,680	145,830

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(150)	(150)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	(20)	(20)	—	—
FFO available to common shareholders	43,180	45,230	130,430	135,580

Add: Hotel acquisition costs	—	—	830	830
Less: Non-cash amortization(1)	(20)	(20)	(50)	(50)
AFFO available to common shareholders	$43,160	$45,210	$131,210	$136,360

FFO per common share:
Basic	$0.74	$0.77	$2.27	$2.36
Diluted	$0.73	$0.77	$2.25	$2.34

AFFO per common share:
Basic	$0.74	$0.77	$2.28	$2.37
Diluted	$0.73	$0.77	$2.27	$2.35

Weighted-average number of common shares outstanding:
Basic	58,553	58,553	57,474	57,474
Diluted	58,998	58,998	57,915	57,915
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694